UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2005

Advanta Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 657-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
SPONSORSHIP AGREEMENT, DATED AS OF MARCH 14, 2005
MASTER AGREEMENT, DATED AS OF MARCH 15, 2005

Item 1.01 Entry into a Material Definitive Agreement.

     On March 14, 2005, Advanta Corp., through its wholly-owned subsidiary Advantennis Corp., entered into a ten year sponsorship agreement with World Teamtennis Franchise Inc. Subject to certain limited conditions contained in the agreement, Advanta has acquired the rights to be the official business credit card of The World Team Tennis professional and recreational leagues and a presenting sponsor of the leagues and their events. For the first four years of the agreement, with an option to extend for up to an additional two years, Advanta also has acquired the right to be the sole title sponsor for The World Team Tennis leagues and the All-Star Smash Hits annual charity event. In total, Advanta will pay $8 million over the first four years of the term of the agreement for the rights it has acquired. This description of the sponsorship agreement is qualified in its entirety by the agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     On March 15, 2005, Advanta Bank Corp. renewed its master agreement with Dun & Bradstreet, Inc. covering services provided by Dun & Bradstreet, Inc. to the bank, including access to credit files, a license to use marketing files and certain other marketing products and services. The master agreement is for a term of one year and will expire on March 18, 2006. This description of the agreement with Dun & Bradstreet, Inc. is qualified in its entirety by the master agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

     The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
10.1	Sponsorship Agreement, dated as of March 14, 2005, between Advantennis, Corp. and World Teamtennis Franchise Inc.

10.2	Master Agreement, dated as of March 15, 2005, between Dun & Bradstreet, Inc. and Advanta Bank Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanta Corp.

(Registrant)

Date: March 17, 2005

	By:	/s/ Elizabeth H. Mai
Elizabeth H. Mai
Senior Vice President,
Secretary and General Counsel

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Sponsorship Agreement, dated as of March 14, 2005, between Advantennis, Corp. and World Teamtennis Franchise Inc.

10.2	Master Agreement, dated as of March 15, 2005, between Dun & Bradstreet, Inc. and Advanta Bank Corp.